Exhibit 10.1

      Updated Schedule to Exhibit 10.46 to Registration Statement on Form S-1 (No. 333-37833) filed pursuant to Instruction 2 to Item 601(a) of
                            Regulation S-K


                           Facility Lease Agreement

Project             Parties                Date of            Location
                                           Agreement
Chippewa, PA        Meditrust              1/7/98             Chippewa, PA
                    Acquisition
                    Corporation II
                    (Lessor) TC
                    Realty of
                    Chippewa, Inc.
                    (Lessee)

Lewistown, PA       Meditrust              1/7/98             Lewistown, PA
                    Acquisition
                    Corporation II
                    (Lessor) TC
                    Realty of
                    Lewistown, Inc.
                    (Lessee)

Berwick, PA         Meditrust              1/7/87             Berwick, PA
                    Acquisition
                    Corporation II
                    (Lessor) TC
                    Realty of
                    Berwick, Inc.
                    (Lessee)

Dillsburg, PA       Meditrust              12/31/97           Dillsburg, PA
                    Acquisition
                    Corporation II
                    (Lessor) Black
                    Box of
                    Dillsburg, Inc.
                    (Lessee)


Project             Parties                Date of            Location
                                           Agreement
Blytheville, AR     Meditrust               12/19/97          Blytheville, AR
                    Acquisition
                    Corporation II
                    (Lessor) TC
                    Realty of
                    Blytheville,
                    Inc. (Lessee)

Pocahontas, AR      Meditrust               12/19/97          Pocahontas, AR
                    Acquisition
                    Corporation II
                    (Lessor) TC
                    Realty of
                    Pocahontas, Inc.
                    (Lessee)


*First Amended and Restated Facility Lease Agreement